EXHIBIT 10.2

SECOND AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 3)

THIS SECOND AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 3) (this “Amendment”) is made and entered into as of September 1, 2008 by and among each of the parties identified on the signature page hereof as a landlord, as landlord (collectively, “Landlord”), and FIVE STAR QUALITY CARE TRUST, a Maryland business trust, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Master Lease Agreement (Lease No. 3), dated as of June 30, 2008, as amended by that certain First Amendment to Amended and Restated Master Lease Agreement (Lease No. 3), dated as of August 1, 2008 (as so amended, “Lease No. 3”); and

WHEREAS, on or about the date hereof, various affiliates of Landlord (collectively, the “RMI Landlords”) have acquired eight senior living facilities located in State of Indiana (collectively, the “RMI Facilities”); and

WHEREAS, Landlord and Tenant would prefer to add the RMI Properties to Lease No. 3 on the date hereof but it is not feasible to do so because of certain financing restrictions which currently encumber the RMI Facilities; and

WHEREAS, instead of adding the RMI Properties to Lease No. 3 as of the date hereof, the RMI Landlords are leasing the RMI Facilities to Five Star Quality Care-RMI, LLC (the “RMI Tenant”) pursuant to a separate Master Lease Agreement, dated as of the date hereof, among the RMI Landlords and the RMI Tenant; and

WHEREAS, Landlord and Tenant have agreed to amend Lease No. 3 in certain respects in order to cause the RMI Facilities to be added to Lease No. 3 as soon as the applicable financing restrictions are released; and

WHEREAS, the RMI Landlords and the RMI Tenant have agreed to join in this Amendment for the limited purposes of evidencing their consent to this Amendment and their agreement to add the RMI Facilities to Lease No. 3 as soon as the applicable financing restrictions are released;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective as of the date hereof, Lease No. 3 is hereby amended as follows:

1.                                       Definition of RMI Lease.  The following new definition for the term “RMI Lease” is hereby added to Lease No. 3 as a new Section 1.95 immediately following Section 1.94 thereof:

“RMI Lease”  shall mean that certain Master Lease Agreement, dated as of September 1, 2008, by and among SNH RMI Fox Ridge Manor Properties LLC, SNH RMI Jefferson Manor Properties LLC, SNH RMI McKay Manor Properties LLC, SNH RMI Northwood Manor Properties LLC, SNH RMI Oak Woods Manor Properties LLC, SNH RMI Park Square Manor Properties LLC, SNH RMI Smith Farms Manor Properties LLC, SNH RMI Sycamore Manor Properties LLC, and Five Star Quality Care-RMI, LLC.

2.                                       Definition of RMI Property.  The following new definition for the term “RMI Property” is hereby added to Lease No. 3 immediately following new Section 1.95 thereof:

“RMI Property”  shall mean a “Property,” as defined therein, under the RMI Lease.

3.                                       Default under RMI Lease.  The following new Section 12.1(l) is hereby added to Lease No. 3 immediately following Section 12.1(k) thereof:

should there occur an “Event of Default,” as defined therein, under the RMI Lease.

4.                                       Addition of RMI Properties.  The following new Section 23.18 is hereby added to Lease No. 3 immediately following Section 23.17 thereof:

RMI Properties.  Landlord and Tenant expressly acknowledge and agree that, effective automatically upon the release of any RMI Property from the financing which is secured by such RMI Property, such RMI Property shall be added to and demised under this Agreement in accordance with the terms and conditions hereof, the Minimum Rent payable hereunder shall be increased by an amount equal to the Minimum Rent payable under the RMI Lease with respect to such RMI

Property (as reasonably determined by Landlord and Tenant), and the Additional Rent payable hereunder shall be increased by the Additional Rent payable under the RMI Lease with respect to such RMI Property.  The addition of such RMI Property in accordance with the terms hereof shall be automatic without any requirement that Landlord or Tenant take any action or execute any document, instrument, amendment or confirmation with respect thereto.  Notwithstanding the foregoing, Landlord and Tenant shall execute and deliver such documents, instruments, agreements and confirmations as the other party shall reasonably request with respect to the foregoing.

6.                                       Ratification.  As amended hereby, Lease No. 3 is hereby ratified and confirmed.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

SNH SOMERFORD PROPERTIES TRUST, SPTIHS PROPERTIES TRUST, and SPTMNR PROPERTIES TRUST, each a Maryland real estate investment trust

By:	/s/ David J. Hegarty
David J. Hegarty
President and Chief Operating Officer of each of the foregoing entities

TENANT:

FIVE STAR QUALITY CARE TRUST, a Maryland business trust

By:	/s/ Francis R. Murphy III
Francis R. Murphy III
Treasurer and Chief Financial Officer

THE RMI LANDLORDS AND THE RMI TENANT HEREBY JOIN IN THE EXECUTION OF THIS AMENDMENT FOR THE LIMITED PURPOSES OF CONSENTING TO THE TERMS AND CONDITIONS HEREOF ONCE THE APPLICABLE FINANCING RESTRICTIONS ARE RELEASED WITH RESPECT TO EACH RMI PROPERTY.

RMI OWNERS:

SNH RMI FOX RIDGE MANOR PROPERTIES LLC,

SNH RMI JEFFERSON MANOR PROPERTIES LLC,

SNH RMI MCKAY MANOR PROPERTIES LLC,

SNH RMI NORTHWOOD MANOR PROPERTIES LLC,

SNH RMI OAK WOODS MANOR PROPERTIES LLC,

SNH RMI PARK SQUARE MANOR PROPERTIES LLC,

SNH RMI SMITH FARMS MANOR PROPERTIES LLC, and

SNH RMI SYCAMORE MANOR PROPERTIES LLC,

each a Maryland limited liability company

By:	/s/ David J. Hegarty
David J. Hegarty
President and Chief Operating Officer
of each of the foregoing entities

RMI OPERATOR:

FIVE STAR QUALITY CARE–RMI, LLC,

a Maryland limited liability company

By:	/s/ Francis R. Murphy III
Francis R. Murphy III
Treasurer and Chief Financial Officer